SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
February 3, 2005

RUDDICK CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina (State of Incorporation)	1-6905 (Commission File Number)	56-0905940 (IRS Employer Identification No.)

301 South Tryon Street, Suite 1800
Charlotte, North Carolina 28202
(Address of principal executive offices, including zip code)

(704) 372-5404
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  Results of Operations and Financial Condition

On February 3, 2005, Ruddick Corporation (the "Registrant") issued a press release announcing the results for its fiscal 2005 first quarter ended January 2, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)        Exhibits.

The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	News Release disseminated on February 3, 2005 by the Registrant announcing the financial results for its fiscal 2005 first quarter ended January 2, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                           RUDDICK CORPORATION

                                                                            By:       /s/ John B. Woodlief
                                                                                           John B. Woodlief
                                                                                           Vice President - Finance and Chief
                                                                                               Financial Officer

Dated:  February 3, 2005

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	News Release disseminated on February 3, 2005 by the Registrant announcing the financial results for its fiscal 2005 first quarter ended January 2, 2005.